Rule 497(d)


                                   FT Series
                          Supplement to the Prospectus


       Notwithstanding anything to the contrary in the prospectus, commencing January 2, 2012, the prospectus section "Public Offering - Discounts for Certain Persons" will be modified as follows:

1. In determining the reduced sales charge for quantity purchases, we will also consider Units you purchase in the name of your spouse, or the equivalent if recognized under local law, or child (including step-children) under the age of 21 living in the same household, to be purchases by you.

2. You are entitled to use your Rollover proceeds from a previous series of a Trust (if applicable), or redemption or termination proceeds from any unit investment trust (regardless of the sponsor) to purchase Units of a Trust during the initial offering period subject to the reduced sales charge described in the prospectus. In order to be eligible to receive the reduced sales charge described in the prospectus, the trade date of the Rollover, redemption or termination resulting in the receipt of such proceeds must have occurred within 30 calendar days prior to your Unit purchase.

3. Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, and dealers and their affiliates will purchase Units at the Public Offering Price less the applicable dealer concession, subject to the policies of the related selling firm. Immediate family members include spouses, or the equivalent if recognized under local law, children or step-children under the age of 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

December 29, 2011